EXHIBIT 24

                                POWER OF ATTORNEY

                  FOR THE ACQUISITION OF VILLAGE BANCORP, INC.

     Each director whose signature appears below appoints James C. Smith or John
V. Brennan, jointly and severally, each in his own capacity, as true and lawful attorneys-in-fact, with full power of substitution in such director's name, place and stead, in any and all capacities to sign the Registration Statement on Form S-4 and any amendments to the Form S-4, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be signed in counterparts.



                         [Signatures on following page]


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     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney on
October 26, 1998.

/s/ Richard H. Alden                    /s/ Achille A. Apicella
--------------------------------        --------------------------------
Richard H. Alden                        Achille A. Apicella

/s/ Joel S. Becker                      /s/ O. Joseph Bizzozero, Jr.
--------------------------------        --------------------------------
Joel S. Becker                          O. Joseph Bizzozero, Jr.

/s/ George T. Carpenter                 /s/ John J. Crawford
--------------------------------        --------------------------------
George T. Carpenter                     John J. Crawford

/s/ Harry P. DiAdamo, Jr.               /s/ Robert A. Finkenzeller
--------------------------------        --------------------------------
Harry P. DiAdamo, Jr.                   Robert A. Finkenzeller

/s/ Walter R. Griffin                   /s/ J. Gregory Hickey
--------------------------------        --------------------------------
Walter R. Griffin                       J. Gregory Hickey

/s/ C. Michael Jacobi                   /s/ John F. McCarthy
--------------------------------        --------------------------------
C. Michael Jacobi                       John F. McCarthy

/s/ James C. Smith                      /s/ Sister Marguerite Waite
--------------------------------        --------------------------------
James C. Smith                          Sister Marguerite Waite